UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-5003

                           BLUE CHIP VALUE FUND, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

           1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                W. Bruce McConnel
                           Drinker Biddle & Reath LLP
                                One Logan Square
                              18th & Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's Telephone Number, including Area Code: (800) 624-4190

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Shareholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

--------------------------------------------------------------------------------

                               [LOGO]     Blue Chip
                              BlueChip    Value Fund

                                  Annual Report

                                 to Stockholders

                                December 31, 2003

--------------------------------------------------------------------------------

INVESTMENT ADVISER'S COMMENTARY

Dear Fellow Stockholders:                                        January 5, 2004

      Reflecting the ongoing turnaround in economic and stock market fundamentals, the Blue Chip Value Fund net asset value (NAV) appreciated 12.02% during the fourth quarter of 2003, in line with the 12.18% return of its benchmark, S&P 500 Index. For the fiscal year ended December 31, 2003, the Fund's NAV increased 26.37%, underperforming a 28.68% gain in the S&P 500 Index. While this annual performance is unsatisfying relative to the broad market index, we take pleasure in reporting that our disciplined investment process continued to reward investors across longer, more meaningful time frames. To illustrate, over the three- and five-year annualized periods ended December 31, 2003, the Fund's NAV has outpaced the S&P 500 Index by 3.16% and 1.26%, respectively.

      In acknowledgement of this noteworthy performance, and the contributions of those responsible, the investment adviser, effective December 1, 2003, recognized Mark Adelmann, Troy Dayton, Kris Herrick, and Derek Anguilm as the portfolio management team of Blue Chip Value Fund. This does not represent a change in personnel, but rather an evolution of the management team supporting the Fund.

      As you may know, our investment process consistently focuses on a company's ability to generate sustainable free cash flow from its investment in the business. We believe that this cash flow can be used, for example, to fund high-return capital projects, pursue strategic acquisitions, pay dividends, or reduce outstanding debt. In keeping with our long-term, risk-adjusted approach, we seek to invest primarily in quality businesses with a proven track record of using cash flow to build shareholder value. We seek to avoid situations where, in our opinion, the business is distressed or is dependent on events beyond management's control to succeed.

      During much of 2003, it appears to us that the market displayed a willingness to 'bet' on economic recovery, and bid up the prices of lower-quality businesses. In this context, we were delighted to have outperformed the market in the third quarter, and performed in line with the market in the fourth quarter. As we move into 2004, we believe this speculative luster will soon wear off and quality will again rule the day. Thus, in our opinion, we remain confident in the ability of our carefully selected holdings to generate free cash flow, and to continue to produce positive growth in both cash flows and returns on capital invested.

      Turning to the portfolio, our best performing groups for the fourth quarter again included technology, along with energy and commercial services. Within technology, specialty semiconductor company Xilinx Inc. turned in robust performance as accelerating revenue and order flow appears to have increased market confidence in its free cash flow prospects. Similarly, power management supplier American Power Conversion Corp. and value-added reseller Tech Data Corp. appears to have benefited from improving prospects in corporate capital spending. Energy rebounded as commodity prices and drilling levels remained firm, boding well, in our opinion, for continued strength in free cash flow. It appears to us that integrated oil and gas giant ConocoPhillips continued to benefit from better commodity prices and refining margins, while offshore driller Transocean Inc. showed signs of stabilization as rig activity increased modestly. Meanwhile, commercial services holding Accenture Ltd., a worldwide leader in business consulting and outsourcing, rallied as new contract wins and improved economic prospects appear to have lifted the market's expectations for stronger free cash flow growth.

      As for the fiscal year, security selection in the capital goods sector contributed to relative underperformance. Our holdings were concentrated in aerospace and defense, where we perceive lingering concerns surrounding the business jet market and defense spending caused these stocks to fall short of our expectations. Our performance in the financials sector also lagged relative to the benchmark with Freddie Mac, a major player in the home loan secondary market, proving especially disappointing. Although we continue to believe that the company is undervalued, in our opinion the protracted resolution of its accounting restatement (in which prior year earnings were understated) weighed heavily on the stock. Likewise, while the value creation we project from property and casualty insurance companies such as Travelers Property & Casualty Corp. and Allstate Corp. exceeds the current market value of their shares, it
appears  that  near-term   pricing  and  asbestos   worries  led  the  group  to
underperform. Nevertheless, we remain confident in our theses, and have maintained these positions heading into 2004.

      In contrast, our strongest and most consistent performer during the year was the healthcare sector. Standouts in this group included Omnicare Inc., a leading provider of managed pharmacy services, whose revenue growth, margin stability and cash flow expansion exceeded market expectations. Managed healthcare provider Aetna Inc. also continued to grow profitably, confirming, in our opinion, the durability of management's increasingly disciplined approach. At the same time, strong stock selection in generic and specialty pharmaceuticals, specifically Watson Pharmaceuticals Inc. and Mylan Laboratories Inc., allowed us to benefit from the apparent trend toward generic replacements of branded prescription drugs.

      After three years of down markets, 2003 provided a welcome change on all fronts. Looking at 2004, we remain optimistic that the economic recovery is headed in a positive, stable direction. Investors appear to be putting money back into stocks, which we believe provides support for further gains in values. In our opinion, various conditions exist that point toward improved capital spending, as well as a resumption of mergers and acquisitions activity. In light of these factors, not to mention our own rigorous company-by-company research, we continue to hold a very positive outlook for the stocks held in your portfolio. Therefore, in December we began to use our line of credit obtained by the Fund earlier in the year to leverage the portfolio. At the end of the year, the borrowings equal $5 million at a current annualized interest rate of 2.14% and we expect to increase this amount during the first quarter of 2004. At this time, we have no plans for the borrowing to exceed $15 million. More information about the Fund's borrowing policy is available on page 11. We remain optimistic about the prospects for the year ahead.

Sincerely,


/s/ Todger Anderson

Todger Anderson, CFA
President, Blue Chip Value Fund, Inc.
Chairman, Denver Investment Advisors LLC

      The Investment Adviser's Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

PORTFOLIO MANAGEMENT TEAM, BLUE CHIP VALUE FUND

      Mark Adelmann, CFA, CPA, Vice President and Portfolio Manager/Research Analyst, joined Denver Investment Advisors LLC in 1995. He has 23 years of total professional experience--the last 9 years in the investment industry.

      Troy Dayton, CFA, Vice President and Portfolio Manager/ Research Analyst, joined Denver Investment Advisors LLC in 2002. Prior to joining the firm, he was an Equity Research Analyst with Jurika and Voyles (since 2001) and Dresdner RCM Global Investors (since 1998). He has 7 years of total investment experience.

      Kris Herrick, CFA, Vice President and Portfolio Manager/ Research Analyst, joined Denver Investment Advisors LLC in 2000. Prior to joining the firm, he was an Equity Research Analyst with Jurika and Voyles (since 1997). He has 6 years of total investment experience.

      Derek  Anguilm,  Vice  President  and  Research  Analyst,   joined  Denver
Investment Advisors LLC in 2000. Prior to joining the firm he was with EVEREN Securities (since 1999). He has 4 years of total investment experience.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

      A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund's website at www.blu.com and (3) on the Fund's Form N-CSR which is available on the U.S. Securities and Exchange Commission website at www.sec.gov.

SEND US YOUR E-MAIL ADDRESS

      If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

--------------------------------------------------------------------------------
                    Sector Diversification in Comparison to
                        S&P 500 as of December 31, 2003*
--------------------------------------------------------------------------------
                                                           Fund         S&P 500
--------------------------------------------------------------------------------
Basic Materials                                            2.9%           3.0%
--------------------------------------------------------------------------------
Capital Goods                                              6.7%           5.3%
--------------------------------------------------------------------------------
Commercial Services                                        2.1%           2.1%
--------------------------------------------------------------------------------
Communications                                             3.9%           6.4%
--------------------------------------------------------------------------------
Consumer Cyclical                                         11.7%          12.3%
--------------------------------------------------------------------------------
Consumer Staples                                           5.6%           8.7%
--------------------------------------------------------------------------------
Energy                                                     7.8%           5.9%
--------------------------------------------------------------------------------
Financials                                                22.2%          23.0%
--------------------------------------------------------------------------------
Medical/Healthcare                                        18.1%          13.2%
--------------------------------------------------------------------------------
REITs                                                      0.0%           0.4%
--------------------------------------------------------------------------------
Technology                                                15.8%          15.3%
--------------------------------------------------------------------------------
Transportation                                             2.0%           1.6%
--------------------------------------------------------------------------------
Utilities                                                  1.1%           2.8%
--------------------------------------------------------------------------------
Short-Term Investments                                     0.1%            --
--------------------------------------------------------------------------------
* Sector diversification percentages are based on the Fund's total investments at market value. Sector diversification is subject to change and may not be representative of future investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             as of December 31, 2003
--------------------------------------------------------------------------------
                            Return     1-Year     3-Year     5-Year     10-Year
--------------------------------------------------------------------------------
Blue Chip
Value Fund                  NAV        26.37%     (0.89%)     0.69%      10.43%
--------------------------------------------------------------------------------
Blue Chip                   Market
Value Fund                  Price      46.93%      4.36%      3.26%      11.10%
--------------------------------------------------------------------------------
S&P 500
Index                                  28.68%     (4.05%)    (0.57%)     11.06%
--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Market Price Performance History
                           Since Inception (04/15/87)
--------------------------------------------------------------------------------

   [The following table was depicted as a Line Graph in the Printed Material]

Annual distribution totals as indicated(3)

                                                                   Annual Distr.
Qtr Ends                       Adj. Mkt Price    Act. Mkt Price       Totals
--------                       --------------    --------------       ------
04/01/1987(Inception)              $10.00            $10.00
06/87                               $9.50             $9.50
09/87                               $7.80             $7.75
12/87                               $5.58             $5.50            0.11
3/88                                $5.87             $5.75
6/88                                $6.31             $6.13
9/88                                $6.10             $5.88
12/88                               $6.28             $6.00            0.19
3/89                                $6.73             $6.25
6/89                                $7.62             $6.88
9/89                                $8.54             $7.50
12/89                               $8.20             $7.00            0.78
3/90                                $8.13             $6.75
6/90                                $8.21             $6.63
9/90                                $6.86             $5.38
12/90                               $7.86             $6.00            0.75
3/91                                $9.28             $6.88
6/91                                $9.88             $7.13
9/91                               $10.49             $7.38
12/91                              $11.40             $7.63            0.96
3/92                               $11.77             $7.88
6/92                               $12.07             $7.88
9/92                               $12.18             $7.75
12/92                              $12.81             $7.75            0.77
03/93                              $13.64             $8.25
06/93                              $13.78             $8.13
09/93 (Rights Offering)            $14.51             $8.25
12/93                              $14.57             $7.88            0.80
03/94                              $14.10             $7.63
06/94                              $12.54             $6.75
09/94                              $12.83             $6.88
12/94                              $12.65             $6.13            0.75
03/95                              $13.68             $6.63
06/95                              $14.78             $7.13
09/95                              $15.88             $7.63
12/95                              $17.91             $7.63            1.08
03/96                              $19.09             $8.13
06/96                              $20.04             $8.50
Sep-96                             $21.89             $9.25
Dec-96                             $24.98             $9.25            1.35
3/1/1997 (Rights Offering)         $22.92             $8.38
Jun-97                             $27.37             $9.75
Sep-97                             $31.13            $10.81
Dec-97                             $35.11            $10.94            1.57
Mar-98                             $38.12            $11.88
Jun-98                             $37.19            $11.31
Sep-98                             $30.52             $9.06
Dec-98                             $35.58             $9.75            1.13
Mar-99                             $35.12             $9.63
Jun-99                             $37.90            $10.13
Sep-99                             $35.79             $9.31
Dec-99                             $37.95             $8.69            1.68
Mar-00                             $36.04             $8.25
Jun-00                             $37.62             $8.38
Sep-00                             $38.84             $8.44
Dec-00                             $36.75             $7.55            0.89
Mar-01                             $34.06             $6.79
Jun-01                             $41.48             $8.05
Sep-01                             $37.75             $7.14
Dec-01                             $41.92             $7.56            0.74
03/31/2002 - Rights Offering       $39.16             $7.02
Jun-02                             $34.89             $6.10
Sep-02                             $28.26             $4.80
Dec-02                             $28.43             $4.59            0.56
Mar-03                             $27.31             $4.41
Jun-03                             $36.60             $5.77
Sep-03                             $37.59             $5.79
Dec-03                             $41.77             $6.14            0.51

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than its original cost when sold.

(1) Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO) and then reinvested all annual distributions as indicated, and fully participated in primary subscriptions of rights offerings.

(2) Reflects the actual market price of one share as it has traded on the NYSE.

(3) Annual distribution totals represent actual amounts. The Fund currently pays 2.5% of its net asset value quarterly; however this policy may be changed at the discretion of the Fund's Board of Directors.

WHY DIVIDEND REINVESTMENT IS IMPORTANT

      A very important component of a stockholder's total return comes from the reinvestment of distributions as the chart above demonstrates. Please read the following summary of the Fund's Dividend Reinvestment and Cash Purchase Plan and call us at (800) 624-4190 or visit www.blu.com to obtain an enrollment form or if you have any additional questions.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

      Blue Chip Value Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan offers stockholders the opportunity to reinvest dividends and capital gain distributions in additional shares of the Fund. A stockholder may also make additional cash investments under the Plan. There is no service charge for participation.

      Participating stockholders will receive additional shares issued at a price equal to the net asset value per share as of the close of the New York Stock Exchange on the record date ("Net Asset Value"), unless at such time the Net Asset Value is higher than the market price of the Fund's common stock, plus brokerage commission. In this case, the Fund will attempt, generally over the next 10 business days (the "Trading Period"), to acquire shares of the Fund's common stock in the open market at a price plus brokerage commission which is less than the Net Asset Value. In the event that prior to the time such acquisition is completed, the market price of such common stock plus commission equals or exceeds the Net Asset Value, or in the event that such market purchases are unable to be completed by the end of the Trading Period, then the balance of the distribution shall be completed by issuing additional shares at Net Asset Value.

      Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) by check or money order (or by wire for a $10 fee) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value plus brokerage commission (without regard to net asset value) per share.

      A stockholder owning a minimum of 50 shares may join the Plan by sending an Enrollment Form to the Plan Agent at Mellon Investor Services, LLC, Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ, 07660.

      The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions, even though the stockholder does not receive the cash. Participants must own at least 50 shares at all times.

      A stockholder may elect to withdraw from the Plan at any time on 15-days' prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin in the future.

      The Fund may amend the Plan at any time upon 30-days prior notice to participants.

      Additional information about the Plan may be obtained from Blue Chip Value Fund, Inc. by writing to 1225 17th Street, 26th Floor, Denver, CO 80202, by telephone at (800) 624-4190 or by visiting us at www.blu.com.

      If your shares are registered with a broker, you most likely can still participate in the Dividend Reinvestment Plan. Please contact your broker about how to participate and to inquire if there are any fees which may be charged by the broker to your account.

STOCKHOLDER DISTRIBUTION INFORMATION

      Certain tax information regarding Blue Chip Value Fund, Inc. is required to be provided to stockholders based upon the Fund's income and distributions to the stockholders for the calendar year ended December 31, 2003.

      The Board of Directors of Blue Chip Value Fund, Inc. voted to pay to stockholders of record on the record date, the following distributions derived from net investment income as well as return of capital:

  Record                Pay          Ordinary       Return of
   Date                 Date          Income         Capital          Total
--------------------------------------------------------------------------------
 4/11/2003           4/25/2003       $0.0029         $0.1071         $  0.11
 7/11/2003           7/25/2003       $0.0035         $0.1265         $  0.13
10/10/2003          10/24/2003       $0.0035         $0.1265         $  0.13
12/31/2003           1/16/2004       $0.0037         $0.1363         $  0.14
                                     $0.0136         $0.4964         $  0.51

      The Fund notified stockholders at the end of January 2004 of amounts for use in preparing 2003 income tax returns. Please note the return of capital is non-taxable.

Attention Stockholders:

      Of the amount shown in box 1a of Form 1099-DIV, 100% meet the requirements of "Qualified Dividends."

Attention Corporate Stockholders:

      To  determine  the  amount  that  qualifies  for  the   dividends-received
deduction for corporations, multiply the amount that appears in box 1a of Form 1099-DIV by 100%.

IMPLEMENTATION OF BORROWING

      Under the Fund's investment policies, which can be changed by the Board, the Fund is permitted to borrow up to 15% of the value of its total assets, including the amounts borrowed and use the proceeds for investment purposes, when DIA believes that the return from securities purchased with the borrowed funds will be greater than the cost of the borrowing. On March 13, 2003, the Board unanimously agreed to permit the Fund to enter into secured borrowings so that the Fund's portfolio securities could be pledged as collateral for loans. In addition, the Board recently clarified this policy so that the percentage limitation is measured at the incurrence of the loan, as permitted by the Investment Company Act of 1940. This means that a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the 15% percentage limitation.

      In November 2003, the Fund entered into a loan with Custodial Trust Company that permits the Fund to borrow up to the lesser of $15 million or the maximum amount permitted under the Investment Company Act of 1940. Interest is payable at a variable rate that is tied to 30-day LIBOR plus 1.00% and a portion of the Fund's portfolio securities have been pledged as collateral to secure this loan.

      Borrowing for investment purposes creates an opportunity of increased return, but at the same time, involves special risk considerations. Borrowing increases the likelihood of greater volatility of net asset value and market price of the Fund's common stock. To the extent that the return that the Fund earns on the securities purchased with borrowed monies exceeds the interest paid, the net asset value of the Fund's shares (and the return of the Fund) will increase to a greater extent than would otherwise be the case. Conversely, if the return that the Fund earns on the additional securities purchased fails to cover the interest incurred on the monies borrowed, the net asset value of the Fund (and the return of the Fund) would be lower than if borrowing had not been used. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the holders of the Fund's common stock. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure the loan decline in value, the Fund may be required to pledge additional funds in the form of cash or securities to the lender to avoid liquidation of those pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the investment adviser's ability to sell the pledged securities is limited by the terms of the loan, which may reduce its investment flexibility over the pledged securities. In addition, the rights of the lender to receive payments of interest on and repayments of principal will be senior to the rights of the Fund's Stockholders. Successful use of a borrowing strategy may depend on the investment adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

INFORMATION ON THE DIRECTORS AND OFFICERS OF THE FUND

      The list below provides certain information about the identity and business experience of the directors and officers of the Fund. The Fund's Statement of Additional Information includes additional information about the Fund's directors, and may be obtained from the Fund free of charge by calling 1-800-624-4190.

INTERESTED DIRECTORS*

TODGER ANDERSON, CFA(1)

Age: 59

Position(s) Held with the Fund:

President and Director

Term of Office(2) and Length of Time Served:

President since 1987. Director from 1988 to 1995 and since 1998. Term as Director expires in 2004.

Principal Occupations During the Past Five Years:

President and Executive Manager, Denver Investment Advisors LLC (since 1995); prior thereto, President and Director of Portfolio Management, Denver Investment Advisors, Inc.; Portfolio Manager, Westcore MIDCO Growth Fund (since 1986); Portfolio Co-Manager, Westcore Select Fund (since 2001).

Number of Portfolios in Fund Complex(3) Overseen by Director: One

Other Directorships(4) Held by Director: Fischer Imaging Corporation

KENNETH V. PENLAND, CFA(1)

Age: 61

Position(s) Held with the Fund:

Chairman of the Board and Director

Term of Office(2) and Length of Time Served:

Chairman of the Board and Director since 1987. Term as Director expires in 2006.

Principal Occupations During the Past Five Years:

Retired; from 1995 until December 2001; Chairman and Executive Manager, Denver Investment Advisors LLC; prior thereto Chairman of the Board and Director of Research, Denver Investment Advisors, Inc.; from 1995 until August 2002; President, Westcore Funds; Trustee, Westcore Funds (since 2001).

Number of Portfolios in Fund Complex(3) Overseen by Director: Eleven

Other Directorships(4) Held by Director: None

INDEPENDENT DIRECTORS

ROBERT J. GREENEBAUM(1)

Age: 85

Position(s) Held with the Fund:

Director

Term of Office(2) and Length of Time Served:

Director since 1988. Term expires in 2004.

Principal Occupations During the Past Five Years:

Independent  Consultant;   Director,  United  Asset  Management  Corp.,  Boston,
Massachusetts (February 1982 - May 2000); until 2001, Consultant, Denver Investment Advisors LLC, and its predecessor, Denver Investment Advisors, Inc.

Number of Portfolios in Fund Complex(3) Overseen by Director: One

Other Directorships(4) Held by Director: None

RICHARD C. SCHULTE(1)

Age: 59

Position(s) Held with the Fund:

Director

Term of Office(2) and Length of Time Served:

Director since 1987. Term expires in 2005.

Principal Occupations During the Past Five Years:

Private Investor; from 1993 until 1996, President, Transportation Service Systems, Inc.; Employee, Southern Pacific Lines, Denver, Colorado (until 1996); prior thereto, Employee, Rio Grande Industries, Denver, Colorado (holding company) (1991-1993); Vice President Finance and Treasurer, Rio Grande Holdings, Inc., Denver, Colorado (1990-1993); and Vice President, Denver & Rio Grande Western Railroad Company, Denver, Colorado (1990-1993).

Number of Portfolios in Fund Complex(3) Overseen by Director: One

Other Directorships(4) Held by Director: None

ROBERTA M. WILSON, CFA(1)

Age: 60

Position(s) Held with the Fund:

Director

Term of Office(2) and Length of Time Served:

Director since 1987. Term expires in 2006.

Principal Occupations During the Past Five Years:

Retired; from 1985 until July 1998, Director of Finance, Denver Board of Water Commissioners, Denver, Colorado. Management consultant and coach (since 1998).

Number of Portfolios in Fund Complex(3) Overseen by Director: One

Other Directorships(4) Held by Director: None

LEE W. MATHER, JR.(1)

Age: 60

Position(s) Held with the Fund:

Director

Term of Office(2) and Length of Time Served:

Director since 2001. Term expires in 2005.

Principal Occupations During the Past Five Years:

Director,   American  Rivers  (conservation  organization)  (since  June  2000);
Investment Banker, Merrill Lynch & Co. (January 1977 - April 2000).

Number of Portfolios in Fund Complex(3) Overseen by Director: One

Other Directorships(4) Held by Director: None

GARY P. MCDANIEL(1)

Age: 58

Position(s) Held with the Fund:

Director

Term of Office(2) and Length of Time Served:

Director since 2001. Term expires in 2004.

Principal Occupations During the Past Five Years:

Senior Managing Director, BaseCamp Capital LLC (private equity investing) (since
2003); Chief Executive Officer, Chateau Communities, Inc. (REIT/manufactured housing) (1997-2002).

Number of Portfolios in Fund Complex(3) Overseen by Director: One

Other Directorships(4) Held by Director: None

OFFICERS

MARK M. ADELMANN, CFA, CPA

Age: 46

1225 Seventeenth St.
26th Floor
Denver, Colorado 80202

Position(s) Held with the Fund:

Vice President

Term of Office(2) and Length of Time Served:

Vice President since 2002.

Principal Occupations During the Past Five Years:

Vice President, Denver Investment Advisors LLC (since 2000); Research Analyst, Denver Investment Advisors LLC (since 1995).

W. BRUCE MCCONNEL

Age: 60

One Logan Square
18th and Cherry Sts.
Philadelphia, PA 19103

Position(s) Held with the Fund:

Secretary

Term of Office(2) and Length of Time Served:

Secretary since 1987.

Principal Occupations During the Past Five Years:

Partner of the law firm of Drinker Biddle & Reath LLP, Philadelphia, PA.

JASPER R. FRONTZ, CPA, CFA(5)

Age: 35

1225 Seventeenth St.
26th Floor
Denver, Colorado 80202

Position(s) Held with the Fund:

Treasurer

Term of Office(2) and Length of Time Served:

Treasurer since 1997.

Principal Occupations During the Past Five Years:

Vice President, Denver Investment Advisors LLC (since 2000); Director of Mutual Fund Administration, Denver Investment Advisors LLC (since 1997); prior thereto, Fund Controller, ALPS Mutual Fund Services, Inc. (1995-1997), Registered Representative, ALPS Distributors, Inc. (since 1995).

NOTES

* These directors each may be deemed to be an "interested director" of the Fund within the meaning of the Investment Company Act of 1940 by virtue of their affiliations with the Fund's investment adviser and their positions as officers of the Fund.

1. Each director may be contacted by writing to the director, c/o Blue Chip Value Fund, Inc., 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202, Attn: Jasper Frontz.

2. The Fund's By-Laws provide that the Board of Directors shall consist of three classes of members. Directors are chosen for a term of three years, and the term of one class of directors expires each year. The officers of the Fund are elected by the Board of Directors and, subject to earlier termination of office, each officer holds office for one year and until his or her successor is elected and qualified.

3. Fund complex is comprised of the Fund, consisting of one portfolio and Westcore Funds, of which there are ten portfolios.

4. Includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

5.    Mr. Frontz also serves as Treasurer of Westcore Funds.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Blue Chip Value Fund, Inc.:

      We have  audited the  accompanying  statement  of assets and  liabilities, including the statement of investments, of the Blue Chip Value Fund, Inc. (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from January 1, 1999 to December 31, 1999 were audited by other auditors whose report, dated January 14, 2000, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Chip Value Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Denver, Colorado
February 17, 2004

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments at market value                                       $ 158,783,975
  (identified cost $139,143,962)
Dividends receivable                                                    219,589
Interest receivable                                                       1,472
Other assets                                                             13,191
                                                                  -------------
  TOTAL ASSETS                                                      159,018,227
                                                                  -------------

LIABILITIES
Distributions payable                                                 3,761,771
Loan payable to bank                                                  5,000,000
Interest due on loan payable to bank                                      2,646
Advisory fee payable                                                     75,847
Administration fee payable                                                8,030
Accrued expenses and other liabilities                                  112,910
                                                                  -------------
  TOTAL LIABILITIES                                                   8,961,204
                                                                  -------------
NET ASSETS                                                        $ 150,057,023
                                                                  =============

COMPOSITION OF NET ASSETS
Capital stock, at par                                             $     268,698
Paid-in-capital                                                     146,120,843
Accumulated net realized loss                                       (15,972,531)
Net unrealized appreciation on investments                           19,640,013
                                                                  -------------
                                                                  $ 150,057,023
                                                                  =============

SHARES OF COMMON STOCK
  OUTSTANDING (100,000,000 shares
  authorized at $0.01 par value)                                     26,869,794
                                                                  =============

Net asset value per share                                         $        5.58
                                                                  =============

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

INCOME
  Dividends                                          $ 1,845,263
  Interest                                                45,716
                                                     -----------
    TOTAL INCOME                                                     $ 1,890,979
                                                                     -----------

EXPENSES
  Investment advisory fee (Note 3)                       827,047
  Administrative services fee (Note 3)                    92,489
  Legal fees                                             203,353
  Stockholder reporting                                  151,254
  Transfer agent fees                                     77,721
  Directors' fees                                         72,000
  NYSE listing fees                                       39,966
  Audit and tax preparation fees                          24,216
  Other                                                   16,129
  Insurance and fidelity bond                             10,975
  Custodian fees                                           9,651
  Interest on outstanding loan payable                     2,646
                                                     -----------
  TOTAL EXPENSES                                                       1,527,447
                                                                     -----------
  NET INVESTMENT INCOME                                                  363,532
                                                                     -----------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
  Net realized gain on investments                                       417,452
  Change in net unrealized appreciation/
    depreciation of investments                                       32,391,284
                                                                     -----------
    NET GAIN ON INVESTMENTS                                           32,808,736
                                                                     -----------
    NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                                        $33,172,268
                                                                     ===========

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                        For the Year
                                                      Ended December 31,
                                              ---------------------------------
                                                   2003                2002
                                              -------------       -------------

Increase/(decrease) in net assets
  from operations:
  Net investment income                       $     363,532       $     930,340
  Net realized gain/(loss) from
    securities investments                          417,452         (16,214,221)
  Change in net unrealized
    appreciation or depreciation
    of investments                               32,391,284         (21,320,777)
                                              -------------       -------------
                                                 33,172,268         (36,604,658)
                                              -------------       -------------

Decrease in net assets
  from distributions to
  stockholders from:
  Net investment income                            (363,532)           (930,340)
  Return of capital                             (13,273,611)        (13,857,137)
                                              -------------       -------------
                                                (13,637,143)        (14,787,477)
                                              -------------       -------------

Increase in net assets from
  common stock transactions:
  Proceeds from the sale of
    0 and 5,262,771 shares
    respectively, net of offering
    expenses (Note 4)                                     0          32,797,247
  Net asset value of common
    stock issued to stockholders
    from reinvestment of
    dividends (349,244 and
    295,323 shares issued,
    respectively)                                 1,808,988           1,790,086
                                              -------------       -------------
                                                  1,808,988          34,587,333
                                              -------------       -------------
NET INCREASE/(DECREASE)
  IN NET ASSETS                                  21,344,113         (16,804,802)

NET ASSETS
  Beginning of year                             128,712,910         145,517,712
                                              -------------       -------------
  End of year                                 $ 150,057,023       $ 128,712,910
                                              =============       =============

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

Per Share Data                                                                For the year ended December 31,
                                                        -------------------------------------------------------------------------
(for a share outstanding throughout each year)            2003            2002             2001             2000           1999
                                                        --------        --------         --------         --------       --------
Net asset value - beginning of year                     $   4.85        $   6.94         $   8.17         $   9.09       $  10.25
Investment operations
Net investment income                                       0.01            0.04             0.04             0.05           0.03
Net gain (loss) on investments                              1.23           (1.40)           (0.29)           (0.08)          0.49
                                                        --------        --------         --------         --------       --------
Total from investment operations                            1.24           (1.36)           (0.25)           (0.03)          0.52
                                                        --------        --------         --------         --------       --------
Distributions
From net investment income                                 (0.01)          (0.04)           (0.04)           (0.05)         (0.03)
From net realized gains on investments                        --              --            (0.36)           (0.84)         (1.65)
Return of capital                                          (0.50)          (0.52)           (0.34)              --             --
                                                        --------        --------         --------         --------       --------
Total distributions                                        (0.51)          (0.56)           (0.74)           (0.89)         (1.68)
                                                        --------        --------         --------         --------       --------
Capital Share Transactions
Dilutive effects of rights offerings                          --           (0.16)           (0.23)              --             --
Offering costs charged to paid in capital                     --           (0.01)           (0.01)              --             --
                                                        --------        --------         --------         --------       --------
Total capital share transactions                              --           (0.17)           (0.24)              --             --
                                                        --------        --------         --------         --------       --------
  Net asset value, end of year                          $   5.58        $   4.85         $   6.94         $   8.17       $   9.09
                                                        ========        ========         ========         ========       ========

  Per share market value, end of year                   $   6.14        $   4.59         $   7.56         $   7.55       $   8.69
                                                        ========        ========         ========         ========       ========

Total investment return(1) based on:
  Market Value                                              46.9%          (32.2%)           14.1%            (3.2%)          6.7%
  Net Asset Value                                           26.4%          (20.6%)           (3.0%)            0.2%           6.2%
Ratios/Supplemental data:
Ratios of expenses to average net assets                    1.13%(3)        0.93%            0.91%            0.88%          0.85%
Ratio of net investment income to average net assets        0.27%           0.64%            0.56%            0.63%          0.32%
Ratio of total distributions to average net assets         10.07%          10.15%           10.21%           10.46%         16.86%
Portfolio turnover rate(2)                                 52.58%          65.86%           73.30%          127.55%         54.24%
Net assets - end of year (in thousands)                 $150,057        $128,713         $145,517         $140,863       $153,002

See accompanying notes to financial statements.

(1) Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2003 were $69,222,249 and $69,049,508, respectively.

(3) The increase in the expense ratio during 2003 was primarily attributable to certain non-recurring legal and stockholder reporting expenses associated with management seeking shareholder approval on proposals related to implementing a leveraging strategy, which ultimately resulted in the Fund negotiating and entering into a loan agreement.


22                                                                            23

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS

December 31, 2003

                                                                                                    Market
                                                      Shares                 Cost                    Value
                                                  -------------         -------------           -------------
COMMON STOCKS - 105.75%
BASIC MATERIALS - 3.06%
Forestry & Paper - 3.06%
Bowater Inc.                                          99,100            $   4,676,588           $   4,589,321

TOTAL BASIC MATERIALS                                                       4,676,588               4,589,321
-------------------------------------------------------------------------------------------------------------

CAPITAL GOODS - 7.07%
Aerospace & Defense - 3.08%
General Dynamics Corp.                                28,600                2,227,919               2,585,154
Raytheon Co.                                          67,800                2,340,069               2,036,712
                                                                        -------------           -------------
                                                                            4,567,988               4,621,866
Industrial Products - 3.99%
Parker Hannifin Corp.                                100,500                4,847,686               5,979,750

TOTAL CAPITAL GOODS                                                         9,415,674              10,601,616
-------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES - 2.23%
Business Products & Services - 2.23%
Accenture Ltd.*                                      127,200                2,607,326               3,347,904

TOTAL COMMERCIAL SERVICES                                                   2,607,326               3,347,904
-------------------------------------------------------------------------------------------------------------

COMMUNICATIONS - 4.13%
Telecomm Service Providers - 4.13%
ALLTEL Corp.                                          69,600                3,507,230               3,241,968
BellSouth Corp.                                      104,600                3,853,350               2,960,180
                                                                        -------------           -------------
                                                                            7,360,580               6,202,148

TOTAL COMMUNICATIONS                                                        7,360,580               6,202,148
-------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL - 12.33%
Clothing & Accessories - 2.65%
TJX Companies Inc.                                   180,300                2,785,187               3,975,615
General Merchandise - 2.51%
Target Corp.+                                         98,200                3,396,619               3,770,880
Hotels & Gaming - 1.51%
Starwood Hotels & Resorts Worldwide Inc.              63,200                1,831,324               2,273,304
Publishing & Media - 5.66%
Dow Jones & Company Inc.                              50,700                2,714,743               2,527,395
Viacom Inc. - Class B                                 61,300                2,993,401               2,720,494
Walt Disney Co.                                      138,800                2,967,594               3,238,204
                                                                        -------------           -------------
                                                                            8,675,738               8,486,093

TOTAL CONSUMER CYCLICAL                                                    16,688,868              18,505,892
-------------------------------------------------------------------------------------------------------------

                                                                                                    Market
                                                      Shares                 Cost                    Value
                                                  -------------         -------------           -------------
CONSUMER STAPLES - 5.91%
Food & Agricultural Products - 5.91%
Bunge Ltd.                                            82,100            $   1,976,770           $   2,702,732
Kraft Foods Inc.                                      87,100                2,741,790               2,806,362
Tyson Foods Inc.                                     254,000                2,988,679               3,362,960
                                                                        -------------           -------------
                                                                            7,707,239               8,872,054

TOTAL CONSUMER STAPLES                                                      7,707,239               8,872,054
-------------------------------------------------------------------------------------------------------------

ENERGY - 8.26%
Exploration & Production - 2.66%
Devon Energy Corp.                                    69,612                3,374,412               3,985,983
Integrated Oils - 3.20%
ConocoPhillips                                        73,119                4,184,267               4,794,413
Oil Services - 2.40%
Transocean Inc.*                                     149,800                3,289,625               3,596,698

TOTAL ENERGY                                                               10,848,304              12,377,094
-------------------------------------------------------------------------------------------------------------

FINANCIALS - 23.59%
Insurance - Real Estate Brokers - 2.33%
Willis Group Holdings Ltd.                           102,800                2,969,098               3,502,396
Integrated Financial Services - 3.22%
Citigroup Inc.+                                       99,400                4,306,929               4,824,876
Property Casualty Insurance - 10.12%
Allstate Corp.                                        71,900                2,605,775               3,093,138
AMBAC Financial Group Inc.                            47,500                2,608,731               3,296,025
American International Group                          47,900                3,089,795               3,174,812
Radian Group Inc.                                     53,500                1,891,929               2,608,125
Travelers Property & Casualty Corp.                  179,300                2,601,208               3,008,654
                                                                        -------------           -------------
                                                                           12,797,438              15,180,754
Securities & Asset Management - 5.54%
Goldman Sachs Group Inc.                              31,800                2,630,940               3,139,614
Lehman Brothers Holdings Inc.                         35,500                2,215,167               2,741,310
Merrill Lynch & Company Inc.                          41,500                2,306,225               2,433,975
                                                                        -------------           -------------
                                                                            7,152,332               8,314,899
Specialty Finance - 2.38%
Freddie Mac                                           61,300                3,752,653               3,575,016

TOTAL FINANCIALS                                                           30,978,450              35,397,941
-------------------------------------------------------------------------------------------------------------

                                                                                                    Market
                                                      Shares                 Cost                    Value
                                                  -------------         -------------           -------------
MEDICAL - HEALTHCARE - 19.20%
Healthcare Services - 4.73%
Aetna Inc.                                           105,100            $   5,435,271           $   7,102,658
Pharmaceuticals - 14.47%
Barr Pharmaceuticals Inc.*                            42,000                3,064,654               3,231,900
King Pharmaceuticals Inc.*                           252,600                3,256,583               3,854,676
Mylan Laboratories Inc.                              217,100                4,388,645               5,483,946
Pfizer Inc.+                                         166,260                4,713,657               5,873,966
Wyeth                                                 77,000                2,786,350               3,268,650
                                                                        -------------           -------------
                                                                           18,209,889              21,713,138

TOTAL MEDICAL - HEALTHCARE                                                 23,645,160              28,815,796
-------------------------------------------------------------------------------------------------------------

TECHNOLOGY - 16.67%
Computer Software - 4.96%
Microsoft Corp.                                      172,400                5,240,231               4,747,896
Verisign Inc.*                                       165,500                2,749,989               2,697,650
                                                                        -------------           -------------
                                                                            7,990,220               7,445,546
Electronic Equipment - 1.31%
American Power Conversion                             80,700                1,067,339               1,973,115
IT Services - 2.87%
Computer Sciences Corp.*                              97,300                3,942,978               4,303,579
Semiconductors - 5.70%
Intel Corp.+                                         144,300                3,584,797               4,646,460
National Semiconductor Corp.*                         38,300                  744,624               1,509,403
Xilinx Inc.*                                          61,800                1,770,312               2,394,132
                                                                        -------------           -------------
                                                                            6,099,733               8,549,995
Technology Resellers - Distributors - 1.83%
Tech Data Corp.*                                      69,200                1,902,298               2,746,548

TOTAL TECHNOLOGY                                                           21,002,568              25,018,783
-------------------------------------------------------------------------------------------------------------

TRANSPORTATION - 2.16%
Railroads - 2.16%
Union Pacific Corp.                                   46,600                2,728,762               3,237,768

TOTAL TRANSPORTATION                                                        2,728,762               3,237,768
-------------------------------------------------------------------------------------------------------------

UTILITIES - 1.14%
Electric - Gas Utilities - 1.14%
Exelon Corp.                                          25,800                1,378,873               1,712,088

TOTAL UTILITIES                                                             1,378,873               1,712,088
-------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                       139,038,392             158,678,405
-------------------------------------------------------------------------------------------------------------

                                                                                                    Market
                                                      Shares                 Cost                    Value
                                                  -------------         -------------           -------------
SHORT-TERM INVESTMENTS - 0.07%
Goldman Sachs Financial
Square Prime Obligations Fund - FST Shares                              $     105,570           $     105,570

TOTAL SHORT-TERM INVESTMENTS                                                  105,570                 105,570
-------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS                                     105.82%           $ 139,143,962           $ 158,783,975
                                                                        -------------           -------------
Liabilities in Excess of Other Assets                  (5.82%)                                     (8,726,952)
                                                      ------                                    -------------
NET ASSETS                                            100.00%                                   $ 150,057,023
                                                      ======                                    =============

*     Denotes non-income producing security.

+ A portion of the shares held in this security are pledged as collateral for the borrowings under the loan agreement.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are generally valued at the NASDAQ Official Closing Price ("NOCP"). The Fund started to use the NOCP on May 21, 2003. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

      Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

      When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Investment Transactions - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

      As of December 31, 2003, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Expiring
2010                                       $ 15,484,833
2011                                             45,245
                                           ------------
Total                                      $ 15,530,078
                                           ============

      The Fund intends to elect to defer to its fiscal year ending December 31, 2004, approximately $35,000 of losses recognized during the period November 1, 2003 to December 31, 2003, which will expire in 2012 if unutilized.

Classification of Distributions to Stockholders - The Fund adjusts classifications of distributions to stockholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2003, amounts have been reclassified to reflect a decrease in paid in capital of $13,273,611 and a decrease in overdistributed net investment income of $13,273,611. Net assets of the Fund were unaffected by the reclassifications.

      The tax character of the distributions paid was as follows:

                                                      Year Ended December 31,
                                                --------------------------------
                                                   2003                  2002
                                                -----------          -----------

Distributions paid from:
Ordinary income                                 $   363,532          $   930,340
Long-term capital gain                                   --                   --
Return of capital                                13,273,611           13,857,137
                                                -----------          -----------
Total                                           $13,637,143          $14,787,477
                                                ===========          ===========

      As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss                                      $(15,564,900)
Net unrealized appreciation                                          19,232,382
                                                                   ------------
Total                                                              $  3,667,482
                                                                   ============

      The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales.

Distributions to Stockholders - Distributions to stockholders are recorded on the ex-dividend date.

      The Fund currently maintains a "managed distribution policy" which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code. If the Fund's total distributions required by the fixed quarterly payout policy for the year exceed the Fund's "current and accumulated earnings and profits," the excess will be treated as non-taxable return of capital, reducing the stockholder's adjusted basis in his or her shares. Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund's "current earnings and profits." Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. In this situation, the Fund's Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the "managed distribution policy." The Fund's distribution policy may be changed at the discretion of the Fund's Board of Directors. At this time, the Board of Directors has no plans to change the current policy.

      During the fiscal year ending December 31, 2003, 100% of the dividends paid by the Fund from net investment income qualify for the corporate dividends received deduction and the requirements regarding qualified dividend income. The return of capital distributions in 2002 and 2003 were non-taxable.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2.    UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of December 31, 2003:
Gross appreciation (excess of value over tax cost)                $  22,831,808
Gross depreciation (excess of tax cost over value)                   (3,599,426)
                                                                  -------------
Net unrealized appreciation                                       $  19,232,382
                                                                  -------------
Cost of investments for income tax purposes                       $ 139,551,593
                                                                  =============

3.    INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

      The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC ("DIA"), whereby a management fee is paid to DIA based on an annual rate of 0.65% of the Fund's average weekly net assets up to $100,000,000 and 0.50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of DIA.

      ALPS Mutual Funds Services, Inc. ("ALPS") and DIA serve as the Fund's co-administrators. The Administrative Agreement includes the Fund's administrative and fund accounting services. The administrative services fee is based on an annual rate for ALPS and DIA, respectively, of 0.08% and 0.01% of the Fund's average daily net assets up to $75,000,000, 0.04% and 0.005% of the Fund's average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund's average daily net assets in excess of $125,000,000. The administrative services fee is paid monthly.

4.    CAPITAL TRANSACTIONS

      In 2002, the Fund completed a rights offering to existing stockholders. The Fund issued one right to purchase an additional share of the Fund for each five shares owned as of February 19, 2002. The subscription period began February 22, 2002 and extended through March 21, 2002. The price of the shares issued was $6.26, which represented 95% of $6.5886, the average of the Volume Weighted Average Price on the New York Stock Exchange for March 22, 2002, the pricing day, and the four preceding trading days. The Fund's net asset value on March 22, 2002 was $7.06. There were 5,262,771 shares issued in the rights offering for proceeds, net of offering expenses, of $32,797,247.

5.    LOAN OUTSTANDING

      On November 12, 2003 an agreement with Custodial Trust Company of Bear Stearns was reached, in which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The borrowings under the Custodial Trust Company loan are secured by pledging a portion of the Fund's portfolio securities as collateral. The initial value of the portfolio securities pledged must equal twice the amount of the loan outstanding. As of December 31, 2003, the Fund had a loan payable in the amount of $5,000,000 with a daily interest rate of 2.1413%, which represents 30-day LIBOR plus 1.00%. The amount of the loan represented 3.14% of the Fund's total assets as of December 31, 2003.

--------------------------------------------------------------------------------

                               BOARD OF DIRECTORS

                       Kenneth V. Penland, Chairman
                       Todger Anderson, Director
                       Robert J. Greenebaum, Director
                       Lee W. Mather, Jr, Director
                       Gary P. McDaniel, Director
                       Richard C. Schulte, Director
                       Roberta M. Wilson, Director

                                    OFFICERS

                       Kenneth V. Penland, Chairman
                       Todger Anderson, President
                       Mark M. Adelmann, Vice President
                       W. Bruce McConnel, Secretary
                       Jasper R. Frontz, Treasurer

                       Investment Adviser/Co-Administrator

                       Denver Investment Advisors LLC
                       1225 17th Street,
                       26th Floor
                       Denver, CO 80202
                       (303) 312-5100

                       Stockholder Relations

                       Margaret R. Jurado
                       (800) 624-4190          (303) 312-5100
                       e-mail: blu@denveria.com

                       Custodian

                       Bank of New York
                       One Wall Street
                       New York, NY 10286

                       Co-Administrator

                       ALPS Mutual Funds Services, Inc.
                       1625 Broadway, Suite 2200
                       Denver, CO 80202

                       Transfer Agent
                       Dividend Reinvestment Plan Agent
                       (Questions regarding your Account)

                       Mellon Investor Services, LLC
                       Overpeck Centre
                       85 Challenger Road
                       Ridgefield Park, NJ 07660
                       (800) 288-9541
                       www.melloninvestor.com

                                NYSE Symbol--BLU

                        [LOGO]                Blue Chip
                        BlueChip              Value Fund

                                  www.blu.com

--------------------------------------------------------------------------------

Item 2. Code of Ethics

The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. For the year ended December 31, 2003, there were no amendments to a provision of this code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant's code of ethics is filed under Item 11(a)(1) of this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Directors of the Registrant has determined that the Registrant has at least one "audit committee financial expert" serving on its audit committee. The Board of Directors has designated Gary P. McDaniel and Roberta M. Wilson as the Registrant's "audit committee financial experts." Mr. McDaniel and Ms. Wilson are "independent" as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services

      (a) Audit Fees: For the Registrant's fiscal years ended December 31, 2003 and December 31, 2002, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $16,430 for each year.

      (b) Audit-Related Fees: In Registrant's fiscal years ended December 31, 2003 and December 31, 2002, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item.

      (c) Tax Fees: For the Registrant's fiscal years ended December 31, 2003 and December 31, 2002, aggregate fees of $7,786 and $6,070, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The fiscal year 2003 tax fees were for tax return preparation services and assistance with research, advice and inquiries to taxing authorities concerning certain tax regulations for the Registrant. The fiscal year 2002 tax fees were for tax return preparation services for the Registrant.

      (d) All Other Fees: For the Registrant's fiscal year ended December 31, 2002, aggregate fees of $1,000 were billed by the principal accountant for a reading of the Registrant's unaudited semi-annual financial statements. No fees were billed to Registrant by the principal accountant for services other than the services reported in paragraph (a) through (c) for the Registrant's fiscal year ended December 31, 2003.

      (e) (1) Audit Committee Pre-Approval Policies and Procedures: The Registrant's Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the engagement.

      (e) (2) No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Not applicable.

      (g) Aggregate non-audit fees of $31,286 were billed by the Registrant's principal accountant for services rendered to the Registrant and to Registrant's investment adviser for the Registrant's fiscal year ended December 31, 2003 and aggregate non-audit fees of $30,570 were billed by the Registrant's principal accountant for services rendered to the Registrant and to Registrant's investment adviser for the Registrant's fiscal year ended December 31, 2002.

      (h) The non-audit services rendered to Registrant's investment adviser disclosed in paragraph (g) above were not required to be pre-approved by the Registrant's audit committee because they were provided prior to May 6, 2003, the effective date of Rule 2-01(c)(7) of Regulation S-X. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser that were not pre-approved is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to annual reports for the fiscal year ended December 31, 2003.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant's Board of Directors, at their May 2003 Board meeting, delegated to its investment adviser, Denver Investment Advisors, subject to the supervision of the Board, the authority to vote Registrant's proxies relating to portfolio securities and directed Denver Investment Advisors to follow and apply Denver Investment Advisors' proxy voting policies and procedures when voting such proxies. A copy of Denver Investment Advisors' Proxy Voting Policy which sets forth the guidelines to be utilized by Denver Investment Advisors in voting proxies for the Registrant follows.

                 Denver Investment Advisors Proxy Voting Policy

Denver Investment Advisors LLC, unless otherwise directed by our clients, will research, vote and record all proxy ballots for the security positions we maintain on our clients' behalf. To execute this responsibility to the highest standard, Denver Investment Advisors LLC relies heavily on its subscription to the ISS Proxy Voting system ("VoteX"). ISS (or Institutional Shareholder Services) provides proxy research and recommendations, as well as automated voting and record keeping, and is the world's leader in these services.

We have fully  reviewed and approved the ISS Proxy Voting  Guidelines and follow
their   recommendations   on  most  issues   brought  to  a  shareholder   vote.
Subcategories within the guidelines include:

1)       Operational Items
2)       Board of Directors
3)       Proxy Contests
4)       Anti-takeover Defenses and Voting Related Issues
5)       Mergers and Corporate Restructurings
6)       State of Incorporation
7)       Capital Structure
8)       Executive and Director Compensation
9)       Social and Environmental Issues
10)      Mutual Fund Proxies
11)      Global Proxy Voting Matters

In the rare instance where our research or security analyst believes that any ISS recommendation would be to the detriment of our investment clients, we can and will override the ISS recommendation through a manual vote. The final authorization to override an ISS recommendation must be approved by an Executive Manager of Denver Investment Advisors LLC or a member of its Management Committee other than the analyst. A written record supporting the decision to override the ISS recommendation will be maintained.

Special considerations are made for stocks traded on foreign exchanges. Specifically, if voting will block the liquidity of these stocks, Denver Investment Advisors LLC will not exercise its voting rights.

For any matters subject to proxy vote for mutual funds in which Denver Investment Advisors LLC is an affiliated party, Denver Investment Advisors will vote on behalf of clients invested in such mutual funds in accordance with ISS, with no exceptions.

Client information is automatically recorded in "VoteX" for record keeping. For accounts custodied at financial institutions that are not clients of ISS, physical proxy cards are received, marked and returned for voting. Those votes are then manually recorded in the ISS Proxy VoteX system. For client accounts held in an omnibus registration, ballots that are received will be voted, but no records for individual accounts held in omnibus registration are maintained.

Denver Investment Advisors LLC maintains proxy data showing the voting pattern on specific issues - either for an individual meeting or for all proxies voted within a specified time period, in addition to proxy voting on individual client accounts.

If you have any specific questions or concerns that have not been addressed here, please do not hesitate to contact your portfolio manager. Upon request we have available ISS Proxy Voting Guidelines Summary documentation from the ISS Proxy Voting manual.

Adopted: April 2003
Last Amended: September 2003

                           ISS Proxy Voting Guidelines

Summary

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent

o Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as a voting item.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse

o Implement or renew a dead-hand or modified dead-hand poison pill

o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o Failed to act on takeover offers where the majority of the shareholders tendered their shares

o  Are  inside  directors  or  affiliated   outsiders  and  sit  on  the  audit,
compensation, or nominating committees

o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

o Are audit committee members and the non-audit fees paid to the auditor are excessive.

o Are inside directors or affiliated outside directors and the full board is less than majority independent

o Sit on more than six boards

o  Are   members  of  a   compensation   committee   that  has  allowed  a  pay-
for-performance disconnect as described in Section 8 (Execut ive and Director Compensation).

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

Age Limits

Vote AGAINST shareholder or mana gement proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

o Only if the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

o Two-thirds independent board

o All-independent key committees

o Established governance guidelines

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

o Long-term financial performance of the target company relative to its industry

o Management's track record

o Background to the proxy contest

o Qualifications of director nominees (both slates)

o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BYCASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:

In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

o Purchase price
o Fairness opinion
o Financial and strategic benefits
o How the deal was negotiated
o Conflicts of interest
o Other alternatives for the business
o Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

o Impact on the balance sheet/working capital
o Potential elimination of diseconomies
o Anticipated financial and operating benefits
o Anticipated use of funds
o Value received for the asset
o Fairness opinion
o How the deal was negotiated
o Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

o Dilution to existing shareholders' position
o Terms of the offer
o Financial issues
o Management's efforts to pursue other alternatives
o Control issues
o Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

o The reasons for the change
o Any financial or tax benefits
o Regulatory benefits

o Increases in capital structure
o Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
o Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

o Prospects of the combined company, anticipated financial and operating benefits
o Offer price
o Fairness opinion
o How the deal was negotiated
o Changes in corporate governance
o Change in the capital structure
o Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

o Tax and regulatory advantages
o Planned use of the sale proceeds
o Valuation of spinoff
o Fairness opinion
o Benefits to the parent company
o Conflicts of interest
o Managerial incentives
o Corporate governance changes
o Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote  AGAINST   proposals   that  ask  the  board  to  consider   nonshareholder
constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a companyspecific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
o Cash compensation, and
o Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three- year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of longterm incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar- for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o Historic trading patterns
o Rationale for the repricing
o Value-for-value exchange
o Option vesting
o Term of the option
o Exercise price
o Participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o Purchase price is at least 85 percent of fair market value
o Offering period is 27 months or less, and
o The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST employee stock purchase plans where any of the following apply:

o Purchase price is less than 85 percent of fair market value, or
o Offering period is greater than 27 months, or
o The number of shares allocated to the plan is more than ten percent of the outstanding shares

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance  goals to existing  compensation  plans to
comply  with  the   provisions  of  Section   162(m)  unless  they  are  clearly
inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BYCASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote  AGAINST   shareholder   proposals   seeking  to  set  absolute  levels  on
compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options

Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

o  The  company   demonstrates  that  it  is  using  a  substantial  portion  of performance-based awards for its top executives

Golden Parachutes and Executive Severance Agreements

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

o The parachute should be less attractive than an ongoing employment opportunity with the firm
o The triggering mechanism should be beyond the control of management
o The amount should not exceed three times base salary plus guaranteed benefits

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employeewide plans.

9. Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
o The availability and feasibility of alternatives to animal testing to ensure product safety, and
o The degree that competitors are using animal- free testing. Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
o The company has already published a set of animal welfare standards and monitors compliance
o The company's standards are comparable to or better than those of peer firms, and
o There are no serious controversies surrounding the company's treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

o Whether the proposal focuses on a specific drug and region
o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
o Whether the company already limits price increases of its products
o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
o The extent that peer companies implement price restraints

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs
o Any voluntary labeling initiatives undertaken or considered by the company.

Vote  CASE-BY-CASE  on proposals  asking for the  preparation of a report on the
financial,   legal,   and   environmental   impact  of   continued   use  of  GE
ingredients/seeds.

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees
o The company's existing healthcare policies, including benefits and healthcare access for local workers
o Company donations to healthcare providers operating in the region

Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:

o  The  company's   actions  in  developing   countries  to  address   HIV/AIDS,
tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations
o The company's initiatives in this regard compared to those of peer companies

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
o Whether the company has adequately disclosed the financial risks of its subprime business
o Whether the company has been subject to violations of lending laws or serious lending controversies
o Peer companies' policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

o Whether the company complies with all local ordinances and regulations
o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
o The risk of any health-related liabilities.

Advertising to youth:

o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
o Whether the company has gone as far as peers in restricting advertising
o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
o Whether restrictions on marketing to youth extend to foreign countries Cease production of tobacco-related products or avoid selling products to tobacco companies:
o The percentage of the company's business affected
o  The  economic  loss  of  eliminating   the  business   versus  any  potential
tobacco-related liabilities. Spinoff tobacco-related businesses:
o The percentage of the company's business affected
o The feasibility of a spinoff
o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote  AGAINST  proposals  prohibiting  investment  in  tobacco  equities.   Such
decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

o Whether there are publicly available environmental impact reports

o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills
o The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
o Environmentally conscious practices of peer companies, including endorsement of CERES
o Costs of membership and implementation.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:

o Approximate costs of complying with current or proposed environmental laws
o Steps company is taking to reduce greenhouse gasses or other environmental pollutants
o Measurements of the company's emissions levels
o Reduction targets or goals for environmental pollutants including greenhouse gasses

Environmental Reports

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

o The company's level of disclosure lags that of its competitors, or
o The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

o The nature of the company's business and the percentage affected
o The extent that peer companies are recycling
o The timetable prescribed by the proposal
o The costs and methods of implementation
o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

o The nature of the company's business and the percentage affected
o The extent that peer companies are switching from fossil fuels to cleaner sources
o The timetable and specific action prescribed by the proposal
o The costs of implementation
o The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

Sustainability Report

Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:

o A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or
o A report based on Global Reporting Initiative (GRI) or similar guidelines. Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:
o The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or
o The company has publicly committed to using the GRI format by a specific date

GENERAL CORPORATE ISSUES

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

o The relevance of the issue to be linked to pay

o The degree that social performance is already included in the company's pay structure and disclosed
o The degree that social performance is used by peer companies in setting pay
o Violations or complaints filed against the company relating to the particular social performance measure
o Artificial limits sought by the proposal, such as freezing or capping executive pay
o Independence of the compensation committee
o Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o The company is in compliance with laws governing corporate political activities, and

o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote  AGAINST   proposals   restricting  the  company  from  making   charitable
contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

o There are serious controversies surrounding the company's China operations, and

o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

o The nature and amount of company business in that country
o The company's workplace code of conduct
o Proprietary and confidential information involved
o Company compliance with U.S. regulations on investing in the country
o Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
o Agreements with foreign suppliers to meet certain workplace standards
o Whether company and vendor facilities are monitored and how
o Company participation in fair labor organizations
o Type of business
o Proportion of business conducted overseas
o Countries of operation with known human rights abuses

o Whether the company has been recently involved in significant labor and human rights controversies or violations
o Peer company standards and practices
o Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

o The company does not operate in countries with significant human rights violations
o The company has no recent human rights controversies or violations, or
o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

o Company compliance with or violations of the Fair Employment Act of 1989
o Company antidiscrimination policies that already exceed the legal requirements
o The cost and feasibility of adopting all nine principles
o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
o The potential for charges of reverse discrimination
o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
o The level of the company's inve stment in Northern Ireland
o The number of company employees in Northern Ireland
o The degree that industry peers have adopted the MacBride Principles
o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

o Whether the company has in the past manufactured landmine components
o Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

o What weapons classifications the proponent views as cluster bombs
o Whether the company currently or in the past has manufactured cluster bombs or their components
o The percentage of revenue derived from cluster bomb manufacturing
o Whether the company's peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

o The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
o Compliance with U.S. sanctions and laws

Spaced-Based Weaponization

Generally  vote  FOR  reports  on  a  company's   involvement  in   spaced-based
weaponization unless:

o The information is already publicly available or
o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company's efforts to diversify the board, unless:

o The board composition is reasonably inclusive in relation to companies of similar size and business or
o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

o The degree of board diversity
o Comparison with peer companies
o Established process for improving board diversity
o Existence of independent nominating committee
o Use of outside search firm
o History of EEO violations.

Equal Employment Opportunity (EEO)

Generally  vote  FOR  reports   outlining  the  company's   affirmative   action
initiatives unless all of the following apply:

o The company has well-documented equal opportunity programs
o  The  company  already  publicly  reports  on  its  company-wide   affirmative
initiatives and provides data on its workforce diversity, and
o The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

o The composition of senior management and the board is fairly inclusive
o The company has well-documented programs addressing diversity initiatives and leadership development
o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
o The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10.  Mutual Fund Proxies

Election of Directors

Vote to elect directors on a case-by-case basis, considering the following factors:

o     Board structure

o     Director independence and qualifications

o     Attendance at board and committee meetings.

Votes should be withheld from directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

o Ignore a shareholder proposal that is approved by a majority of shares outstanding

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o     Are interested directors and sit on the audit or nominating committee, or

o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Convert Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors:

o     Past performance as a closed-end fund

o     Market in which the fund invests

o     Measures taken by the board to address the discount

o     Past shareholder activism, board activity

o     Votes on related proposals.

Proxy Contests

Votes  on  proxy  contests  should  be  determined  on  a  CASE-BY-CASE   basis,
considering the following factors:

o     Past performance relative to its peers
o     Market in which fund invests
o     Measures taken by the board to address the issues
o     Past shareholder activism, board activity, and votes on related proposals
o     Strategy of the incumbents versus the dissidents
o     Independence of directors
o     Experience and skills of director candidates
o     Governance profile of the company
o     Evidence of management entrenchment

Investment Advisory Agreements

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Proposed and current fee schedules
o     Fund category/investment objective
o     Performance benchmarks
o     Share price performance compared to peers
o     Resulting fees relative to peers
o     Assignments (where the advisor undergoes a change of control).

Approve New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Stated specific financing purpose
o     Possible dilution for common shares
o     Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Potential competitiveness
o     Regulatory developments
o     Current and potential returns
o     Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

o     The fund's target investments
o     The reasons given by the fund for the change
o     The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Change Proposals

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Political/economic changes in the target market
o     Consolidation in the target market
o     Current asset composition

Change in Fund's Subclassification

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Potential competitiveness
o     Current and potential returns
o     Risk of concentration
o     Consolidation in target industry

Disposition of Assets/Termination/Liquidation

Vote these proposals on a case-by-case basis, considering the following factors:

o     Strategies employed to salvage the company
o     The fund's past performance
o     Terms of the liquidation.

Changes to the Charter Document

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

o     The degree of change implied by the proposal
o     The efficiencies that could result
o     The state of incorporation
o     Regulatory standards and implications.

Vote AGAINST any of the following changes:

o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
o Removal of shareholder approval requirement for amendments to the new declaration of trust
o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
o Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund's Domicile

      Vote reincorporations on a case-by-case basis, considering the following factors:

o     Regulations of both states
o     Required fundamental policies of both states
o     Increased flexibility available.

      Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval

      Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors:

o     Fees charged to comparably sized funds with similar objectives
o     The proposed distributor's reputation and past performance
o     The competitiveness of the fund in the industry
o     Terms of the agreement.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors:

o     Resulting fee structure
o     Performance of both funds
o     Continuity of management personnel
o     Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement

Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors:

o     Performance of the fund's NAV
o     The fund's history of shareholder relations
o     The performance of other funds under the advisor's management.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

      Not applicable to annual reports for the fiscal year ended December 31, 2003.

Item 9. Submission of Matters to a Vote of Security Holders.

      Not applicable to annual reports for the fiscal year ended December 31, 2003.

Item 10. Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended the ("1940 Act") are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's most recent second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits

(a)(1)   The code of ethics that applies to the Registrant's principal executive
         officer  and  principal   financial   officer  is  attached  hereto  as
         EX-11.A.1.

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert and Ex-99.906Cert.

(a)(3)   Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLUE CHIP VALUE FUND, INC.

By: /s/Todger Anderson
    ---------------------------------
    Todger Anderson
    President/Chief Executive Officer

Date: March 5, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Todger Anderson
    ---------------------------------
    Todger Anderson
    President/Chief Executive Officer

Date: March 5, 2004


By: /s/Jasper R. Frontz
    ---------------------------------
    Jasper R. Frontz
    Treasurer/Chief Financial Officer

Date: March 5, 2004